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                                 EXHIBIT 23(2)

                    CONSENT OF WILSON, MCCALL & ASSOCIATES

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form S-4 of our report, dated August 21, 1998 relating to the consolidated financial statements of Van Kasper & Company, Inc. and subsidiaries. We also consent to the reference of our Firm under the caption "Experts" in the Prospectus/Information Statement.

                                       WILSON, MCCALL & ASSOCIATES
                                       January 7, 1999